Exhibit 1

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

1 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
25,000	$9.53	1 February 2005	Rank equally
25,000

Paid up and quoted capital:  1,795,816,812 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

3 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
30,000	$14.65	3 February 2005	Rank equally
1,390	NIL	3 February 2005	Rank equally
31,390

Paid up and quoted capital:  1,795,848,202 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

8 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
5,000	$13.26	8 February 2005	Rank equally
30,000	$14.65	8 February 2005	Rank equally
20,000	$14.65	8 February 2005	Rank equally
55,000

Paid up and quoted capital:  1,795,903,202 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

11 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
2,547	Nil	11 February 2005	Rank equally
2,547

Paid up and quoted capital:  1,795,921,161 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

11 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	$14.65	11 February 2005	Rank equally
5,412	Nil	11 February 2005	Rank equally
15,412

Paid up and quoted capital:  1,795,918,614 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

15 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
252,000	$14.65	15 February 2005	Rank equally
10,000	$13.76	15 February 2005	Rank equally
43,000	$13.26	15 February 2005	Rank equally
32,000	$9.53	15 February 2005	Rank equally
12,258	Nil	15 February 2005	Rank equally
349,258

Paid up and quoted capital:  1,796,270,419 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

16 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
1,592	Nil	16 February 2005	Rank equally
1,592

Paid up and quoted capital:  1,796,272,011 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

17 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	$14.65	17 February 2005	Rank equally
23,000	$13.26	17 February 2005	Rank equally
33,000

Paid up and quoted capital:  1,796,305,011 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

22 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
97,900	$14.65	22 February 2005	Rank equally
8,372	Nil	22 February 2005	Rank equally
106,272

Paid up and quoted capital:  1,796,411,283 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141 Group Secretariat Level 25, 60 Martin Place GPO Box 1 (IBN 7MP) SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

24 February 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
25,000	$14.70	24 February 2005	Rank equally
9,093	Nil	24 February 2005	Rank equally
34,093

Paid up and quoted capital:  1,796,445,376 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)